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                                                                   Exhibit 10.35

Confidential portions of this document indicated by ***** have been omitted and filed separately with the Commission

Integris Metals
10707 North Pomona Ave
Kansas City MO 61153
816.200.1000

Featherlite Mfg. Inc                                 Ship to Destination:
Hwy 63 & 9                                           Featherlite Mfg. Inc
Cresco IA 52136                                      Hwy 63 & 9
                                                     Cresco IA 52136

Attn: Ms. Shar Hruska - Purchasing Manager

Integris Metals, Inc. ("Seller") hereby agrees to sell to Buyer and Buyer hereby agrees to purchase from Seller the following products:

Item No.   Product Description                    Price   Total Qty
           5086-H34 Domestic Treadbrite Pattern

1          .125 x 48 x ctl                        *****   *****
2          .125 x 60 x ctl                        *****   *****


Notes:  Width Tol: +.187/-000
Flatness Tol: .250 Max.
Squareness Tol: .250 Max.
Current Mill Lead Time is late June.

Shipments Beginning: July 1, 2003          Shipments Ending: November 30, 2003

Minimum Order Quantities:   *****
Minimum Item Quantities:   *****
Minimum Shipment Quantities:   *****
Payment terms (see paragraph 4 reverse side):             Delivery Terms
Per Corporate Agreement                                   FOB: Cresco, IA
                                                          FOB: Shenandoah, IA

Price, Terms, and Conditions: The prices of the foregoing products, including delivery and payment terms, shall be those regularly established by Seller and in effect on the date

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of each shipment. THE TERMS AND CONDITIONS ON THE REVERSE HEREOF CONSTITUTE A
PART OF THIS AGREEMENT.

Buyer
Gary Ihrke
3/3/03